New Alternatives Fund, Inc.

Supplement dated November 2, 2006 to the Prospectus dated April 28, 2006.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective September 30, 2006, the section entitled “Fees and Expenses of the Fund” on page 6 of the Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge as a percentage of the offering price	4.75%
Redemption Fee	0.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.62%
Distribution (12b-1)	None
Other Expenses*	0.56%
Total Annual Operating Expenses	1.18%

*Other expenses include Fund operating expenses such as custodian, auditing, transfer agent and administrator expenses.

The table under the heading “Examples” on page 6 of the Prospectus is deleted and replaced with the following:

1 year	3 years	5 years	10 years
$590	$832	$1,093	$1,839

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

New Alternatives Fund, Inc.

Supplement dated November 2, 2006 to the Statement of Additional Information dated April 28, 2006.

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective August 2, 2006, John C. Breitenbach resigned as Director of New Alternatives Fund, Inc. (the “Fund”).

On June 26, 2006, the Board of Directors of the Fund, including a majority of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), approved an Underwriting Agreement with PFPC Distributors, Inc. as well as an Amended and Restated Administration and Accounting Services Agreement with PFPC Inc.

The following section deletes and replaces the information included in the sub-heading “Principal Underwriter” under the heading “Investment Adviser and Other Services” found on page 15 of the Statement of Additional Information.

Effective July 1, 2006, PFPC Distributors, Inc. (the “Distributor”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, is the distributor of the Fund’s shares. The Distributor is a broker-dealer affiliated with the Administrator and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Accrued Equities, Inc. serves as an underwriter (but not a principal underwriter) of the shares of the Fund pursuant to a Sub-Distribution Agreement.

The heading and first paragraph included in the sub-heading “Contract with Advisor and Principal Underwriter” under the heading “Investment Adviser and Other Services” found on page 14 of the Statement of Additional Information is deleted and replaced with the following:

Contract with Advisor and Sub-Distributor

The Advisor and Sub-Distributor are the same company. The following considerations have been considered in the renewal of their contract. The company founded the Fund and paid, without reimbursement, all of the original expenses. They are frugal and operate at a low expense ratio for a small fund. Accrued Equities has been paying for the Fund’s office expense of all kinds. That has been done since the founding of the Fund.

The following section supplements the information under the sub-heading “d- Services Agreement” section under the heading “Investment Advisor and Other Services” found on page 15 of the Statement of Additional Information and is to be inserted between the fifth and sixth paragraphs.

Administration and Accounting Services: Pursuant to an Amended and Restated Administration and Accounting Services Agreement between the Manager and PFPC Inc. (“PFPC”) dated July 1, 2006, PFPC serves as the Administrator to the Fund and provides certain accounting and administrative services for the Fund including portfolio and general ledger accounting, daily valuation of all portfolio securities and NAV calculation. PFPC also keeps all books and records with respect to the Fund as it is required to maintain pursuant to Rule 31a-1 of the Investment Company Act of 1940, as amended, monitors the Fund’s status as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended, calculates required tax distributions and prepares updates to the Fund’s registration statement. Effective July 1, 2006, PFPC’s services were expanded to include regulatory administration services and additional accounting and administration services.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE